UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2023

NEPTUNE WELLNESS SOLUTIONS INC.
(Exact name of registrant as specified in its charter)

Québec	001-33526	Not Applicable
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

545 Promenade du Centropolis Suite 100 Laval, Québec Canada	H7T 0A3
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (450) 687-2262

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	NEPT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On September 8, 2023, Neptune Wellness Solutions Inc. (the “Company”) entered into a Third Amendment to Note Purchase Agreement (the “Third Amendment”) with CCUR Holdings, Inc. and the purchasers named therein. The Third Amendment was entered into as a result of the August 23, 2023 arbitrator award to PMGSL Holdings LLC and provides the Company with two additional months to seek a stay or other resolution of the arbitration award made in favor of PMGSL Holdings, LLC before such event could be deemed an event of default. Until resolved, interest on the sum of the outstanding principal amounts will accrue at the rate of twenty four (24%) per annum. As a result, the Company has until November 21, 2023 to obtain a stay on the award, pay the award or pay the entire outstanding balance of principal, interest, fees and expenses.

The foregoing summary of the Third Amendment does not purport to be complete and are subject to, and qualified in their entirety by, such document attached as Exhibit 10.1 to this Report on Form 8-K (the “Report”) and incorporated by reference herein

Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

To the extent required, the disclosures in Item 1.01 above are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

The following exhibits are filed with this Current Report on Form 8-K

Exhibit Number	Description
10.1	Third Amendment to Note Purchase Agreement dated as of September 8, 2023, between the Company, Neptune Growth Ventures, Inc., Sprout Foods, Inc., CCUR Holdings, Inc., as collateral agent, and the other Purchasers party thereto (incorporated by reference to Exhibit 10.35 to the Company’s Registration Statement on Form S-1 dated September 15, 2023).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEPTUNE WELLNESS SOLUTIONS INC.

Date: September 15, 2023	By:	/s/ Christopher Piazza
	Name:	Christopher Piazza
	Title:	Assistant Corporate Secretary